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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2005

(Exact name of Registrant as specified in its charter)

Nevada	0-24806	62-1378182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4080 Jenkins Road Chattanooga, TN	37421
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 510-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Since the definitive proxy statement ("Proxy Statement") filed by U.S. Xpress Enterprises, Inc.  (the "Company") with the Securities and Exchange Commission on April 7, 2005, the annual retainer for the Company's non-employee directors has been increased twice. Effective May 5, 2005, the date of the Company’s 2005 annual meeting of stockholders, the non-employee retainer increased to $17,500 from $12,500. This increase had been approved on March 3, 2005. In addition, on March 10, 2006, the annual retainer was increased to $20,000 from $17,500. Such increase will become effective on May 2, 2006, the date of the Company's 2006 annual meeting of stockholders.

No other changes to non-employee director compensation have been made since the filing of the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. XPRESS ENTERPRISES, INC.
Date: March 15, 2006	BY:	/s/ Ray M. Harlin
Ray M. Harlin Chief Financial Officer